UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     April 26, 2005
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                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        NEBRASKA                        1-11515                 47-0658852
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)        Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                          68154
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code: (402) 554-9200
                                                   ---------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 2.02 Results of Operations and Financial Condition:
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     On April 26, 2005, the Registrant issued its earnings release for the first quarter ended March 31, 2005. The earnings release is attached to this report as Exhibit 99.1, which is furnished herewith.

Item 9.01 Financial Statements and Exhibits:
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     (c)  Exhibits

          Exhibit 99.1  Press release dated April 26, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  COMMERCIAL FEDERAL CORPORATION
                                                  ------------------------------
                                                          (Registrant)


Date: April 26, 2005                              /s/ David S. Fisher
                                                  ------------------------------
                                                  David S. Fisher
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Duly Authorized Officer)